February 18, 2025 Fourth Quarter and Full Year 2024 Supplemental Information Exhibit 99.2

Supplemental Information| 4Q 2024 2TPG RE Finance Trust, Inc.| NYSE: TRTX Forward-Looking Statements and Other Disclosures This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Such risks, uncertainties and other important factors include, among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 20, 2024, as such risk factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Such risks, uncertainties and other factors include, but are not limited to, the following: ▪ the general political, economic, regulatory, competitive and other conditions in the markets in which we invest; ▪ fluctuations in interest rates and credit spreads have reduced and in the future could reduce our ability to generate income on our loans and other investments, which could lead to a significant decrease in our results of operations, cash flows and the market value of our investments and could materially impair our ability to pay distributions to our stockholders; ▪ adverse changes in the real estate and real estate capital markets; ▪ general volatility of the securities markets in which we participate; ▪ changes in our business, investment strategies or target assets; ▪ difficulty in obtaining financing or raising capital; ▪ an inability to borrow incremental amounts or an obligation to repay amounts under our financing arrangements; ▪ reductions in the yield on our investments and increases in the cost of our financing; ▪ events giving rise to increases in our current expected credit loss reserve; ▪ we have in the past and may in the future foreclose on certain of the loans we originate or acquire, which could result in losses that negatively impact our results of operations and financial condition; ▪ as an owner of real estate through foreclosure or otherwise, we are subject to risks inherent in the ownership and operation of real estate and development of real estate; ▪ adverse legislative or regulatory developments, including with respect to tax laws, securities laws and the laws governing financing and lending institutions; ▪ acts of God such as hurricanes, floods, earthquakes, droughts, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism or other hostilities and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; ▪ global economic trends and economic conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, structural shifts and regulatory changes to the commercial banking systems of the U.S. and Western Europe, labor shortages, currency fluctuations and challenges in global supply chains; ▪ the failure of any banks with which we and/or our borrowers have a commercial relationship could adversely affect, among other things, our borrower's ability to access deposits or obtain financing on favorable terms or at all; ▪ reduced demand for office space, including as a result of fully remote and/or hybrid work schedules which allow work from remote locations other than the employer's office premises; ▪ changes in the availability of attractive loan and other investment opportunities, whether they are due to competition, regulation or otherwise; ▪ deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments; ▪ defaults by borrowers in paying debt service or principal on outstanding indebtedness; ▪ the adequacy of collateral securing our investments and declines in the fair value of our investments; ▪ adverse developments in the availability of desirable investment opportunities, whether due to competition regulation or otherwise; ▪ difficulty or delays in redeploying the proceeds from repayments of our existing investments; ▪ increased competition from entities engaged in mortgage lending and/or investing in our target assets; ▪ difficulty in successfully managing our growth, including integrating new assets into our existing systems; ▪ the cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; ▪ the availability of qualified personnel and our relationship with our Manager; ▪ conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG; ▪ our ability to maintain our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and ▪ authoritative U.S. generally accepted accounting principles (or “GAAP”) or policy changes from standard-setting bodies such as the Financial Accounting Standards Board (“FASB”), the SEC, the Internal Revenue Service (“IRS”), the New York Stock Exchange (“NYSE”) and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in other filings we make with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Supplemental Information| 4Q 2024 3TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX By the Numbers 1. Includes one fixed rate contiguous mezzanine loan 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees. All-in yield for the total portfolio assumes Term SOFR as of December 31, 2024 for weighted average calculations 3. See Appendix for definitions, including LTV, Debt-to-Equity ratio, and a description of the Company's Loan Risk Rating scale 4. Weighted average cost of funds excludes current index rate or index rate floor, as applicable 5. See page 6 for additional detail 6. Calculated on Net Income Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income to Net Income Attributable to Common Stockholders 7. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings 8. Represents an annualized dividend yield based on the December 31, 2024 closing share price of $8.50 Note: Data as of December 31, 2024 unless otherwise noted. Liquidity and capitalization information excludes REO related financings with the exception of the Company's Debt-to-Equity Ratio calculation, as defined $0.24 4Q24 Common Stock Dividend Declared $0.09 4Q24 GAAP Income per Diluted Share6 $0.10 4Q24 Distributable Earnings per Diluted Share7 11.3% Annualized Dividend Yield8 $0.96 Common Dividends Declared YTD 2024 $11.27 Book Value per Share at December 31, 2024 $3.4 billion Loan Investment Portfolio $75.8 million Average Loan Size 100% Scheduled Interest Collected 3.0 Weighted Average Risk Rating3 8.26% Weighted Average All-in Yield2 3.68% Weighted Average Credit Spread 99.7% Floating Rate Portfolio 66.1% Weighted Average LTV3 $4.0 billion Financing Capacity 77.0% Non-Mark-to-Market Financing 2.1x Debt-to-Equity Ratio3 2.00% Weighted Average Cost of Funds4 77.3% Weighted Average Approved Advance Rate $320.8 million of Liquidity5 Loan Portfolio1 Liquidity & Capitalization Dividend & Earnings

Supplemental Information| 4Q 2024 4TPG RE Finance Trust, Inc.| NYSE: TRTX Fourth Quarter and Full Year 2024 Highlights Financials 1.Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings before realized losses 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees. All-in yield for the total portfolio assumes Term SOFR as of December 31, 2024 for weighted average calculations 3. See Appendix for definitions, including Debt-to-Equity ratio and a description of the Company's Loan Risk Rating scale 4. Carrying Value includes the impact of depreciation and amortization recorded from acquisition to the reporting date Investment Portfolio Liquidity & Capitalization • Net income attributable to common stockholders of $6.9 million or $0.09 per diluted common share and $59.7 million or $0.75 per diluted common share for 4Q24 and the year ended December 31, 2024, respectively • Distributable Earnings before realized losses of $17.6 million or $0.22 per diluted common share and $86.2 million or $1.08 per diluted common share for 4Q24 and the year ended December 31, 2024, respectively1 • Declared common stock dividends of $0.24 per common share and $0.96 per common share in 4Q24 and for the year ended December 31, 2024, respectively • Originated two first mortgage loans with total loan commitments of $242.0 million, an aggregate initial unpaid principal balance of $225.2 million and eight first mortgage loans with total loan commitments of $562.3 million, an aggregate initial unpaid principal balance of $532.0 million during the quarter and year ended December 31, 2024, respectively • Total loan investment portfolio of $3.4 billion with a weighted average all-in yield2 of 8.26% • No non-accrual loans or specifically identified loans as of December 31, 2024 • Year-over-year weighted average loan risk ratings3 unchanged at 3.0 • Total loan repayments of $673.4 million for the year ended December 31, 2024: – $609.6 million of full repayments across 14 loans – $63.8 million of partial repayments • Total loan repayments of $110.2 million in 4Q24: – $94.7 million of full repayments across three loans – $15.5 million of partial repayments • REO investment activity for the year ended December 31, 2024: – Acquired through foreclosure three multifamily properties with an aggregate unpaid principal balance of $99.2 million, an aggregate carrying value4 at December 31, 2024 of $88.8 million and a fair value at foreclosure of $89.9 million • $320.8 million of available near-term liquidity, including $190.2 million of cash and undrawn capacity on secured credit agreements and asset-specific financing arrangement of $130.6 million • Maintained substantial liquidity while reducing Debt-to-Equity3 from 2.53x as of December 31, 2023 to 2.14x as of December 31, 2024 • Retired $34.8 million, $184.6 million, and $18.2 million of liabilities associated with TRTX 2019-FL3, TRTX 2021-FL4, and TRTX 2022- FL5, respectively, during the year • 77% non-mark-to-market financing as of December 31, 2024; Increased non-recourse, non-mark-to-market asset specific financings by $72.0 million during the year ended December 31, 2024

Supplemental Information| 4Q 2024 5TPG RE Finance Trust, Inc.| NYSE: TRTX $11.41 ($0.01) $0.19 ($0.24) ($0.04) $0.02 ($0.06) $11.27 Book Value 9/30/24 Issuance of Common Stock Net Income, Excluding Credit Loss Benefit Dividends on Common Shares Dividends on Preferred Shares Equity Compensation Credit Loss Expense Book Value 12/31/24 4Q24 Operating Results ($ in millions) Net Income Attributable to Common Stockholders1 Adjustments Distributable Earnings2 Distributable Earnings per Common Share, Diluted Interest Income $69.0 $— $69.0 $0.85 Interest Expense (44.3) — (44.3) (0.55) Net Interest Income $24.7 $— $24.7 $0.31 Management and Incentive Fees (5.1) — (5.1) (0.06) Stock Compensation Expense (1.9) 1.9 — — Revenue and Expense from REO operations, net (2.3) 4.1 1.8 0.02 Other Income & Expenses3 (0.1) — (0.1) — Preferred Stock Dividends & Participating Securities’ Share in Earnings (3.8) — (3.8) (0.05) Net Income Before Credit Loss Expense $11.6 $6.0 $17.5 $0.22 Credit Loss Expense (4.6) (5.1) (9.7) (0.12) Total $6.9 $0.9 $7.8 $0.10 Per Common Share, Diluted $0.09 $0.01 $0.10 $0.09 GAAP Income per Diluted Share1 $0.10 Distributable Earnings per Diluted Share2 QoQ Change in Book Value 1. Refer to Appendix for reconciliation from GAAP Net Income to Net Income Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings 3. Includes the following income statement line items: Other Income, Professional Fees, General and Administrative, Servicing and Asset Management Fees, Income Tax Expense Note: Totals may not sum due to rounding CECL Reserve per Share $0.86 CECL Reserve per Share $0.79

Supplemental Information| 4Q 2024 6TPG RE Finance Trust, Inc.| NYSE: TRTX Liquidity and Leverage Available Liquidity ($ in millions) Leverage Ratios4,5 1. Cash held to satisfy liquidity covenants under secured credit agreements 2. Available for Eligible Collateral, as defined in relevant loan portfolio financing arrangements 3. Includes collateralized loan obligation proceeds held at trustee 4. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio 5. See Appendix for a description of covenant requirements applicable to TRTX Note: Totals may not sum due to rounding 2.20x 2.02x 2.02x 2.14x 2.20x 2.02x 2.02x 2.14x Debt-to-Equity Ratio Total Leverage Ratio 3/31/2024 6/30/2024 9/30/2024 12/31/2024 $370.7 $389.4 $357.0 $320.8 $15.0 $15.0 $15.0 $15.0 $188.1 $244.2 $211.3 $175.2 $116.6 $130.1 $130.7 $130.6 $51.0 Covenant Cash Cash Undrawn Capacity CLO Reinvestment Cash 3/31/2024 6/30/2024 9/30/2024 12/31/2024 1 2 3 3%

Supplemental Information| 4Q 2024 7TPG RE Finance Trust, Inc.| NYSE: TRTX Loan Portfolio 32% 13% 6% Geography4,5 Portfolio Metrics Total Loan Commitments $3.4B Outstanding Principal Balance $3.3B MSA Concentrations (Top 25 / Top 10)1 58.9% / 31.3% Weighted Average All-in Yield2 8.26% Weighted Average Credit Spread 3.68% Weighted Average Interest Rate Floor 1.84% Weighted Average Borrower Interest Rate Cap3 4.15% % Floating Rate Loans 99.7% Loan Category4,5 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees; All-in yield for the total portfolio assumes Term SOFR as of December 31, 2024 for weighted average calculations 3. Weighted Average Borrower Interest Rate Cap Strike Rate required by substantially all in-place loan agreements as of December 31, 2024, based on outstanding principal balances 4. By total loan commitment at December 31, 2024, based on classification at closing 5. See Appendix for definitions Note: Data as of December 31, 2024 Bridge 44.6% Moderate Transitional 29.6% Light Transitional 25.8% East 31.7% West 36.8% Southeast 12.8% Southwest 14.9% Midwest 3.8%

Supplemental Information| 4Q 2024 8TPG RE Finance Trust, Inc.| NYSE: TRTX 19.9% 18.1% 17.8% 49.2% 54.5% 52.0% 10.6% 10.3% 10.2% 11.0% 11.7% 10.8% 3.1% 2.3% 2.3% 2.9% 1.1% 4.9% 1.4% 67.3% 67.2% 66.1% Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Other Dec 31, 2023 Sep 30, 2024 Dec 31, 2024 Full Repayments Investments1 65.9% 11.2% 22.9% Loan Portfolio Composition ▪ 4Q24 total loan originations of $242.0 million, with a weighted average interest rate of Term SOFR + 3.33% and as-is LTV of 59.6% ▪ 4Q24 total loan repayments of $110.2 million, including full repayments of $94.7 million and partial repayments of $15.5 million 2024 Loan Portfolio Activity $562.3M $609.6M TTM Loan Portfolio Migration1 1. By total loan commitment 2. Portfolio Migration includes Land within Other Note: Data as of December 31, 2024 unless otherwise noted. Full repayments include loans held for investment (loan sales and REO conversions as applicable are not included) 63.1% Weighted Average LTV1 66.1% Weighted Average LTV1 6% Increase in Multifamily Exposure 11% Decrease in Office Exposure Weighted Average As-is LTV 2.0% 2 2.0%1.9% 15.7% 40.8% 16.6% 4.0% 5.6% 10.9% 6.4%

Supplemental Information| 4Q 2024 9TPG RE Finance Trust, Inc.| NYSE: TRTX $3,666.2 $3,537.7 $3,345.5 $3,386.1 $3,412.0$183.3 $163.8 $139.6 $122.3 $127.9 $3,484.1 $10.7 $107.0 ($227.8) $3,373.9 $18.1 ($186.1) $3,205.9 $7.6 $199.8 ($149.3) $3,264.1 $4.7 $225.2 ($110.2) ($99.2) $3,284.5 12/31/2023 Deferred Fundings Originations Repayments & Sales 3/31/2024 Deferred Fundings Repayments 6/30/2024 Deferred Fundings Originations Repayments 9/30/2024 Deferred Fundings Originations Repayments REO Conversion 12/31/2024 Loan Portfolio Walk 1. Loan commitments exclude PIK interest of $0.4 million as of December 31, 2024, $0.2 million as of September 30, 2024,and $0.03 million as of June 30, 2024 2. New loan investments include initial funding amount funded on the closing date; all subsequent loan fundings are included in deferred fundings Loan Activity Repayments/Sales/ REO Conversion Unfunded Loan CommitmentsDeferred Fundings and New Loan Originations2Unpaid Principal BalanceTotal Loan Commitments1 6 6 YoY loan portfolio decline primarily attributable to loan resolutions of $0.8B4 consisting of: Repayments ($666M), Loan Sales ($212M) and REO Conversions ($254M) Sales: $— Repayments 673.4 REO 99.2 Total $772.6

Supplemental Information| 4Q 2024 10TPG RE Finance Trust, Inc.| NYSE: TRTX 3.05 3.05 3.05 3.02 3/31/2024 06/30/2024 9/30/2024 12/31/2024 Risk Ratings Dispersion of Risk Ratings1 by Amortized Cost ($ in millions) Stable Risk Ratings1 By Amortized Cost Trailing 4 Quarter Average: 3.04 Start of Period 3.0 3.0 3.0 3.0 Loan Resolutions2 3.2 3.0 2.6 3.5 Originations 3.0 — 2.7 3.0 End of Period 3.0 3.0 3.0 3.0 Weighted Average Risk Rating of 3.0 4Q 2024 Loan Count: 45 3Q 2024 Loan Count: 48 Migration of Weighted Average Risk Ratings, by Property Type1 by Amortized Cost 1. See Appendix for definitions, including Risk Ratings. 2. Loan resolutions include loan repayments in full, loan sales and REO conversions. 44 $— $62.7 $3,098.7 $117.2 $—$— $62.7 $2,980.8 $215.8 $— December 31, 2024 September 30, 2024 1 2 3 4 5 1 42 2 0 43 4 0 1 3.1 3.1 3.0 3.1 2.8 2.8 3.0 3.0 4.0 4.0 3.0 3.0 3.0 3.0 1 2 3 4 5 4Q24 3Q24 4Q24 3Q24 4Q24 3Q24 4Q24 3Q24 4Q24 3Q24 4Q24 3Q24 4Q24 3Q24 Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage

Supplemental Information| 4Q 2024 11TPG RE Finance Trust, Inc.| NYSE: TRTX 210 208 205 187 210 208 205 187 General Reserve Specifically Identified Loans 3/31/2024 6/30/2024 9/30/2024 12/31/2024 CECL Reserve QoQ CECL Reserve Reserve as bps of Total Loan Commitments1 Reserve as $M $74.1 $69.6 $69.3 $64.0 $74.1 $69.6 $69.3 $64.0 General Reserve Specifically Identified Loans 3/31/2024 6/30/2024 9/30/2024 12/31/2024 1. Represents the total CECL reserve expressed in basis points for the Company’s loan portfolio measured by commitments. The CECL reserve for non-specifically identified loans at December 31, 2024 is 187 bps, measured by the related CECL reserve (in dollars) divided by the related commitment (in dollars) ▪ Carried at quarter-end an allowance for credit losses of $64.0 million, a decrease of $5.3 million from $69.3 million as of September 30, 2024 —% —% No specifically identified loans No specifically identified loans

Supplemental Information| 4Q 2024 12TPG RE Finance Trust, Inc.| NYSE: TRTX Non-MTM 77.0% 23.0% 7.4% 3.4% 66.2% Secured Credit Agreements (MTM) Asset-Specific Financing Secured Revolving Credit Facility Collateralized Loan Obligations Non-MTM Financing Loan Financing Diverse Financing Sources Total Financing Capacity $4.0B Outstanding Principal Balance $2.5B Sources of Financing 11 Non-Mark-to-Market 77.0% Weighted Average Credit Spread 2.00% Weighted Average Approved Advance Rate 77.3% 77% Non-MTM Financing1 Expected Debt Maturities2,3 1. Calculated on outstanding balance as of December 31, 2024 2. Based on extended maturity dates where ability to extend is at Company’s option 3. Collateralized loan obligation liabilities are based on the fully extended maturity of underlying mortgage loan collateral, considering the reinvestment window of each collateralized loan obligation Note: Data as of December 31, 2024 MTM Financing (credit only) Non-MTM Financing 2025 2026 2027 2028 2029 Thereafter $0 $200 $400 $600 $800 $1,000 2 $ in millions

Supplemental Information| 4Q 2024 13TPG RE Finance Trust, Inc.| NYSE: TRTX Real Estate Owned 1 Includes two properties 2. Excludes assumed working capital of $5.4 million 3. Carrying Value includes the impact of depreciation and amortization recorded from acquisition to the reporting date Note: Carrying Value, Mortgage Debt Outstanding and Net Book Equity as of December 31, 2024 ($ in thousands) Office Multifamily Office Office Office Multifamily1 Multifamily Acquisition Date April 2023 December 2023 December 2023 December 2023 December 2023 November 2024 December 2024 Location Houston, TX Arlington Heights, IL Manhattan, NY San Mateo, CA Orange, CA San Antonio, TX Chicago, IL NRSF / Units 375,440 Sq. Ft. 263 Units 121,238 Sq. Ft. 202,692 Sq. Ft. 352,419 Sq. Ft. 600 Units 149 Units Fair Value at Acquisition2 $46,000 $72,000 $40,041 $20,021 $19,968 $52,546 $37,358 Carrying Value3 $48,194 $67,132 $38,571 $15,457 $17,664 $51,417 $37,358 Mortgage Debt Outstanding $31,200 $— $— $— $— $— $— Net Book Equity $16,994 $67,132 $38,571 $15,457 $17,664 $51,417 $37,358 Representative Property Photos ▪ Real Estate Owned portfolio with a total acquisition date fair value of $287.9 million, current carrying value of $275.8 million, and net book equity of $244.6 million

Supplemental Information| 4Q 2024 14TPG RE Finance Trust, Inc.| NYSE: TRTX Change in Index Rate ($0.02) ($0.01) $0.00 $0.01 $0.02 - 1.00% - 0.50% 0.00% + 0.50% + 1.00% (0.03) (0.02) (0.01) 0.00 0.01 0.02 0.03 Impact of Changing Rates Portfolio Net Interest Income Sensitivity ($ Impact per Share per Quarter)1 1. Static analysis based on loan portfolio composition as of December 31, 2024 Index Rate at December 31, 2024 Term SOFR: 4.33%

TPG RE Finance Trust, Inc.| 4Q 2022 Appendix

Supplemental Information| 4Q 2024 16TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX Loan Portfolio 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any 3. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definition of LTV 4. Comprised of a first mortgage loan of $245.0 million and a contiguous mezzanine loan of $11.3 million, of which we own both. The first mortgage loan carries an interest rate of S+3.40% and the mezzanine loan has a fixed 8.0% PIK interest rate 5. Calculated as the ratio of unpaid principal balance as of December 31, 2024 to the as-is appraised value at origination, to reflect the sale by us in August 2020 of the contiguous mezzanine loan with an unpaid principal balance of $46.4 million and a commitment amount of $50.0 million as of sale date 6. Comprised of a first mortgage loan of $72.2 million and a contiguous mezzanine loan of $78.3 million, of which we own both; each loan carries the same interest rate Note: As of December 31, 2024; Not all TRTX investments have or will have similar experiences or results, and there can be no assurance that the investments listed above will continue to perform in accordance with historical levels of performance $ Millions Loan Name TRTX Loan Commitment1 TRTX Loan Balance2 Interest Rate Extended Maturity Location Property Type Commitment Per Sq. ft. / Unit LTV3 Risk Rating3 Loan 14 $256.3 $253.1 S + 3.6% 2.6 years San Jose, CA Multifamily $444,646 / Unit 72.7% 3 Loan 2 $227.1 $227.1 S + 3.0% 1.7 years New York, NY Office $448 Sq. ft. 65.2% 3 Loan 3 $215.0 $205.6 S + 4.0% 1.4 years Daly City, CA Life Science $544 Sq. ft. 63.1% 3 Loan 46 $150.5 $150.5 S + 4.1% 1.0 years New York, NY Office $677 Sq. ft. 65.2% 3 Loan 5 $129.0 $115.5 S + 3.4% 5.0 years Various, Various Industrial $215 Sq. ft. 55.3% 3 Loan 6 $113.0 $113.0 S + 3.5% 1.4 years Towson, MD Multifamily $136,504 / Unit 70.2% 3 Loan 7 $113.0 $109.7 S + 3.3% 4.9 years Various, Various Multifamily $112,214 / Unit 64.6% 3 Loan 8 $106.0 $106.0 S + 3.5% 1.6 years Various, NJ Multifamily $117,796 / Unit 71.3% 3 Loan 9 $102.6 $102.6 S + 3.2% 1.5 years Hayward, CA Life Science $277 Sq. ft. 49.7% 3 Loan 10 $96.0 $95.8 S + 3.1% 4.5 years Phoenix, AZ Multifamily $209,150 / Unit 68.6% 3 Loans 11 - 45 $1,903.5 $1,805.6 S + 3.8% 2.2 years 66.7% 3.0 Total Loans $3,412.0 $3,284.5 S +3.7% 2.4 years 66.1% 3.0 5

Supplemental Information| 4Q 2024 17TPG RE Finance Trust, Inc.| NYSE: TRTX Per Share Calculations Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings 1. Includes preferred stock dividends declared and paid for Series A preferred stock and Series C Preferred Stock ▪ The following tables provide a reconciliation of GAAP net income to GAAP Net Income Attributable to Common Stockholders and Distributable Earnings (in thousands, except share and per share data): Book Value Per Common Share As of the Period Ended Dec 31, 2024 Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Total Stockholders' Equity $1,114,041 $1,124,599 $1,124,172 $1,120,892 Series C Preferred Stock ($201,250 aggregate liquidation preference) (201,250) (201,250) (201,250) (201,250) Series A Preferred Stock ($125 aggregate liquidation preference) (125) (125) (125) (125) Stockholders' Equity, Net of Preferred Stock $912,666 $923,224 $922,797 $919,517 Number of Common Shares Outstanding at Period End 81,003,693 80,927,733 80,928,525 77,872,438 Book Value per Common Share $11.27 $11.41 $11.40 $11.81 Year Ended Three Months Ended (unaudited) Dec 31, 2024 Dec 31, 2024 Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Net Income (Loss) $74,335 $10,682 $22,194 $24,715 $16,744 Preferred Stock Dividends1 (12,592) (3,148) (3,148) (3,148) (3,148) Participating Securities' Share in Earnings (Loss) (2,077) (625) (370) (541) (541) Net Income (Loss) Attributable to Common Stockholders $59,666 $6,909 $18,676 $21,026 $13,055 Weighted-Average Common Shares Outstanding, Basic 79,801,990 80,931,861 80,925,851 79,456,745 77,868,735 Weighted-Average Common Shares Outstanding, Diluted 79,888,044 80,931,861 81,365,205 80,907,705 77,868,735 Earnings (Loss) Per Common Share, Basic $0.75 $0.09 $0.23 $0.26 $0.17 Earnings (Loss) Per Common Share, Diluted $0.75 $0.09 $0.23 $0.26 $0.17 Non-Cash Stock Compensation Expense 6,387 1,886 1,141 1,688 1,672 Depreciation and Amortization 15,987 4,131 3,453 4,156 4,247 Credit Loss (Benefit) Expense 4,147 4,629 (301) (4,537) 4,356 Distributable earnings before realized losses from loan sales and other loan resolutions $86,187 $17,555 $22,969 $22,333 $23,330 Realized loss on loan write-offs related to loan sales and REO conversions ($9,729) (9,729) — — — Distributable Earnings (Loss) $76,458 $7,826 $22,969 $22,333 $23,330 Weighted-Average Common Shares Outstanding, Basic 79,801,990 80,931,861 80,925,851 79,456,745 77,868,735 Weighted-Average Common Shares Outstanding, Diluted 79,888,044 80,931,861 81,365,205 80,907,705 77,868,735 Distributable earnings before realized losses from loan sales and other loan resolutions per Common Share, Basic $1.08 $0.22 $0.28 $0.28 $0.30 Distributable earnings before realized losses from loan sales and other loan resolutions per Common Share, $1.08 $0.22 $0.28 $0.28 $0.30 Distributable Earnings (Loss) per Common Share, Basic $0.96 $0.10 $0.28 $0.28 $0.30 Distributable Earnings (Loss) per Common Share, Diluted $0.96 $0.10 $0.28 $0.28 $0.30 2. For the three months ended June 30, 2022, capital loss carryforwards were utilized to offset a $13.3 million taxable gain realized from the partial sale of an REO Property

Supplemental Information| 4Q 2024 18TPG RE Finance Trust, Inc.| NYSE: TRTX All amounts in thousands except share and per share amounts Consolidated Balance Sheets ASSETS December 31, 2024 December 31, 2023 Cash and cash equivalents $190,160 $206,376 Restricted cash 323 642 Accounts receivable 10 40 Collateralized loan obligation proceeds held at trustee — 247,229 Accounts receivable from servicer/trustee 369 66,468 Accrued interest and fees receivable 27,267 32,195 Loans held for investment 3,278,588 3,476,776 Allowance for credit losses (61,558) (67,092) Loans held for investment, net (includes $1,014,852 and $1,070,629, respectively, pledged as collateral under secured financing 3,217,030 3,409,684 Real estate owned, net 256,404 174,057 Other assets 39,866 77,621 Total Assets $3,731,429 $4,214,312 LIABILITIES AND EQUITY Liabilities Accrued interest payable $6,655 $10,225 Accrued expenses and other liabilities 15,077 14,587 Collateralized loan obligations, net 1,681,660 1,915,174 Secured financing agreements, net 670,727 820,824 Asset-specific financings, net 185,741 272,810 Mortgage loan payable, net 30,695 30,551 Payable to affiliates 5,111 4,913 Deferred revenue 1,744 1,281 Dividends payable 19,978 19,162 Total Liabilities $2,617,388 $3,089,527 Commitments and Contingencies Stockholders' Equity: Series A Preferred Stock ($0.001 par value per share; 100,000,000 and 100,000,000 shares authorized; 125 and 125 shares issued and outstanding, respectively) ($125 aggregate liquidation preference) — — Series C Preferred Stock ($0.001 par value per share; 8,050,000 shares authorized; 8,050,000 and 8,050,000 shares issued and outstanding, respectively) ($201,250 aggregate liquidation preference) 8 8 Common stock ($0.001 par value per share; 302,500,000 and 302,500,000 shares authorized, respectively; 81,003,693 and 77,868,565 shares issued and outstanding, respectively) 81 77 Additional paid-in-capital 1,731,174 1,724,967 Accumulated deficit (617,222) (600,267) Total Stockholders' Equity 1,114,041 1,124,785 Total Liabilities and Stockholders' Equity $3,731,429 $4,214,312

Supplemental Information| 4Q 2024 19TPG RE Finance Trust, Inc.| NYSE: TRTX Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) All amounts in thousands except share and per share amounts Three Months Ended December 31, Year Ended December 31, 2024 2023 2024 2023 Interest income and interest expense Interest income $68,992 $84,062 $307,146 $362,550 Interest expense (44,312) (62,805) (198,854) (273,862) Net interest income 24,680 21,257 108,292 88,688 Other revenue Other income, net 2,525 5,957 14,123 19,875 Revenue from real estate owned operations 7,536 4,273 30,700 7,829 Total other revenue 10,061 10,230 44,823 27,704 Other expenses Professional fees 1,299 2,536 5,778 6,695 General and administrative 1,029 970 4,264 3,845 Stock compensation expense 1,886 3,259 6,387 8,029 Servicing and asset management fees 464 551 1,930 1,352 Management fee 5,111 4,913 20,249 22,426 Expenses from real estate owned operations 9,798 2,586 35,626 7,532 Total other expenses 19,587 14,815 74,234 49,879 Gain on sale of real estate owned, net — 7,028 — 7,028 Credit loss expense, net (4,629) (17,254) (4,147) (189,912) Income (loss) before income taxes 10,525 6,446 74,734 (116,371) Income tax expense, net 157 (65) (399) (259) Net income (loss) $10,682 $6,381 $74,335 ($116,630) Preferred stock dividends and participating securities' share in earnings (3,773) (3,749) (14,669) (14,275) Net Income (Loss) Attributable to Common Stockholders $6,909 $2,632 $59,666 ($130,905) Earnings (Loss) per Common Share, Basic $0.09 $0.03 $0.75 ($1.69) Earnings (Loss) per Common Share, Diluted $0.09 $0.03 $0.75 ($1.69) Weighted Average Number of Common Shares Outstanding Basic: 80,931,861 77,739,148 79,801,990 77,575,788 Diluted: 80,931,861 77,739,148 79,888,044 77,575,788 Dividends declared per common share $0.24 $0.24 $0.96 $0.96 Other comprehensive income (loss) Net income (loss) $10,682 $6,381 $74,335 ($116,630) Comprehensive net income (loss) $10,682 $6,381 $74,335 ($116,630)

Supplemental Information| 4Q 2024 20TPG RE Finance Trust, Inc.| NYSE: TRTX Consolidated Statements of Cash Flows All amounts in thousands Year Ended Cash flows from operating activities: December 31, 2024 December 31, 2023 Net income (loss) $74,335 ($116,630) Adjustment to reconcile net income (loss) to net cash flows from operating activities: Amortization and accretion of premiums, discounts and loan origination fees, net (6,075) (11,955) Amortization of deferred financing costs 7,989 13,354 Depreciation and amortization 15,987 3,577 Amortization of above and below-market leases (255) (524) Accrued PIK interest (360) — Collection of accrued PIK interest 1,172 542 Gain on sale of real estate owned, net — (7,028) Stock compensation expense 6,387 8,029 Increase of allowance for credit losses, net 4,147 189,912 Cash flows due to changes in operating assets and liabilities: Accounts receivable 71 626 Accrued interest and fees receivable 4,713 10,773 Accrued expenses and other liabilities (3,197) 4,025 Accrued interest payable (3,570) (855) Payable to affiliates 198 (1,071) Deferred revenue 463 (178) Other assets 10,126 (12,471) Net cash provided by operating activities 112,131 80,126 Cash flows from investing activities: Origination and acquisition of loans held for investment (494,995) (194,706) Advances on loans held for investment (40,697) (140,547) Principal repayments of loans held for investment 887,145 1,112,919 Capital expenditures related to real estate owned (5,324) (5,364) Cash assumed from conversion of loans held for investment to real estate owned 1,583 — Sale of real estate owned — 75,434 Sales of loans held for investment 92,798 247,649 Net cash provided by (used in) investing activities 440,510 1,095,385 Cash flows from financing activities: Payments on collateralized loan obligations (237,502) (541,379) Payments on secured financing agreements (594,381) (814,193) Proceeds from secured financing agreements 442,748 484,828 Payments on asset-specific financing arrangements (159,358) (386,164) Proceeds from asset-specific financing arrangements 71,700 94,947 Proceeds from mortgage loan payable — 31,200 Payment of deferred financing costs (1,732) (3,629) Payment of costs from warrant exercise and issuance of common stock (177) — Payments to retire common stock (37) — Dividends paid on common stock (77,849) (75,826) Dividends paid on preferred stock (12,588) (12,592) Net cash (used in) provided by financing activities (569,176) (1,222,808) Net change in cash, cash equivalents, and restricted cash (16,535) (47,297) Cash, cash equivalents and restricted cash at beginning of period 207,018 254,315 Cash, cash equivalents and restricted cash at end of period $190,483 $207,018 Supplemental disclosure of cash flow information: Interest paid 194,437 263,710 Taxes paid 260 371 Supplemental disclosure of non-cash investing and financing activities: Collateralized loan obligation proceeds held at trustee — 247,229 Dividends declared, not paid 19,978 19,162 Sale and principal repayments of loans held for investment held by servicer/trustee, net — 66,057 Loan sale hold back — 30,027 Conversion to real estate owned of loans held for investment - REO 89,499 241,868 Conversion to real estate owned of loans held for investment - Other assets 1,905 31,576 Conversion to real estate owned of loans held for investment - Other liabilities 2,100 4,311 Accrued deferred financing costs — 122 Accrued capital expenditures related to real estate owned 298 315

Supplemental Information| 4Q 2024 21TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions ▪ Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses from loan write-offs, loan sales and other loan resolutions (including conversions to REO), regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash stock compensation expense, (ii) depreciation and amortization expense (which only applies to debt investments related to real estate to the extend we foreclose upon the property or properties underlying such debt investments), (iii) unrealized gains (losses) (including credit loss expense (benefit), net), and (iv) certain non-cash or income and expense items. ▪ We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities. ▪ Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. ▪ Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings

Supplemental Information| 4Q 2024 22TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Fundings to borrowers that are made under existing loan commitments after a loan closing date.Deferred Fundings Geographic Diversity ▪ TRTX divides the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-K at December 31, 2024 follows (dollars in millions): Note: Totals may not sum due to rounding Region Form 10-K Reclassification Supplemental % Total Commitment East $965.2 $116.6 $1,081.9 31.7 % South 817.8 (817.8) — — West 1,254.3 — 1,254.3 36.8 % Midwest 65.6 63.0 128.6 3.8 % Southeast — 437.2 437.2 12.8 % Southwest — 510.0 510.0 14.9 % Various 309.0 (309.0) — — Total $3,412.0 $— $3,412.0 100.0% ▪ Our financial covenants and guarantees for outstanding borrowings related to our secured financing agreements require TPG RE Finance Trust Holdco, LLC, a Delaware limited liability company that is wholly owned by TRTX, to maintain compliance with the following financial covenants (among others): – Cash Liquidity: Minimum cash liquidity of no less than the greater of: $15.0 million; and 5.0% of Holdco’s recourse indebtedness – Tangible Net Worth: $1.0 billion, plus 75% of all subsequent equity issuances (net of discounts, commissions, expense), minus 75% of the redeemed or repurchased preferred or redeemable equity or stock – Debt-to-Equity: Debt-to-Equity ratio not to exceed 4.25 to 1.0 with equity, as defined – Interest Coverage: Minimum interest coverage ratio of no less than 1.4 to 1.0, effective June 30, 2023. Previously, 1.5 to 1.0. ▪ Effective September 30, 2023, we obtained from our lenders a waiver with respect to the Interest Coverage ratio covenant, reducing the minimum interest coverage ratio to 1.30 to 1.0 from 1.40 to 1.0 for the quarters ended September 30, 2023 and December 31, 2023. The interest coverage ratio threshold reverted to 1.40 to 1.0 for the quarter ending March 31, 2024 and thereafter. Financial Covenants

Supplemental Information| 4Q 2024 23TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager. Loan-to-Value (LTV) ▪ Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, less cash, to (ii) total stockholders’ equity, at period end. ▪ Total Leverage Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable, plus nonconsolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end. Leverage ▪ Bridge Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. ▪ Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. ▪ Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. ▪ Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property, or the horizontal development of commercial land. Loan Category

Supplemental Information| 4Q 2024 24TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) Property Types ▪ Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income. ▪ Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings ▪ Quarterly, the Company evaluates the risk of all loans and assigns a risk rating based on a variety of factors, whereby no single factor on its own, whether quantitative or qualitative, is given more weight than others. The factors that the Company considers in connection with this evaluation are grouped as follows: (i) loan and credit structure, including the as-is LTV; (ii) quality and stability of real estate value and operating cash flow, including debt yield, property type, dynamics of the geography, local market, physical condition, stability of cash flow, leasing velocity and quality and diversity of tenancy; (iii) performance against underwritten business plan; (iv) the frequency and materiality of loan modifications or waivers occasioned by unfavorable variances between the underwritten business plan and actual performance; (v) changes in the capital markets that may impact the repayment of the loan via a refinancing or sale of the loan collateral; and (vi) quality, experience and financial condition of sponsor, borrower and guarantor(s). Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively: ◦ 1 - Very Low Risk ◦ 2 - Low Risk ◦ 3 - Medium Risk ◦ 4 - High Risk/Potential for Loss—A loan that has a high risk of realizing a principal loss; and ◦ 5 - Default/Loss Likely—A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss. ▪ The Company generally assigns a risk rating of “3” to all loan investments upon origination or acquisition, except when specific circumstances warrant an exception.

Supplemental Information| 4Q 2024 25TPG RE Finance Trust, Inc.| NYSE: TRTX Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Bob Foley Chief Financial Officer +1 (212) 430-4111 bfoley@tpg.com Brandon Fox Chief Accounting Officer +1 (415) 706-2751 bfox@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com External Affairs Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage BofA Securities Eric Dray +1 (646) 855-5780 Citizens JMP Steven DeLaney +1 (212) 906-3517 Wells Fargo Donald Fandetti +1 (212) 214-8069 JP Morgan Richard Shane +1 (415) 315-6701 Raymond James Stephen Laws +1 (901) 579-4868 BTIG Thomas Catherwood +1 (212) 738-6140 Transfer Agent Equiniti Trust Company, LLC +1 (800) 937-5449 HelpAST@equiniti.com TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset management firm TPG Inc. (NASDAQ: TPG). For more information regarding TRTX, visit www.tpgrefinance.com.